UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2011

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 7, 2011, Amgen Inc. (the “Company”) received notice from the trustee of the Amgen Retirement and Savings Plan (the “401(k) Plan”) that in connection with the tender offer (the “Offer”) in which the Company has offered to purchase up to $5 billion of shares of the Company’s common stock, $0.0001 par value per share (the “Shares”), 401(k) Plan participants that elect to participate in the Offer will be restricted from selling or transferring Shares held in the Amgen Common Stock Fund within the 401(k) Plan to the extent that such Shares have been tendered in the Offer (the “Participant Restrictions”). Participants in the Retirement and Savings Plan for Amgen Manufacturing, Limited (the “AML Retirement Plan,” and together with the 401(k) Plan, the “Plans”) may also elect to participate in the Offer, and if they do so elect will also be subject to the Participant Restrictions.

If, as a consequence of the Participant Restriction, 50% or more of the participants in the Plans are restricted in their ability to purchase, sell or otherwise acquire or transfer an interest in Shares for a period of more than three consecutive business days, a blackout period will arise under Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR. During any blackout period, directors and executive officers of the Company will be prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any equity security of the Company acquired in connection with their employment as an officer or services as a director.

It is currently unknown whether a blackout period will arise in connection with the Offer, because we cannot determine at this time whether 50% or more of participants in the Plans will make and not revoke an election to participate in the Offer. If a blackout period does arise because this 50% threshold is met, the blackout period could begin as soon as December 6, 2011, and could extend through December 15, 2011.

On November 9, 2011, in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, the Company sent a blackout trading restriction notice to its directors and executive officers informing them that they may be prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any equity security of the Company acquired in connection with their employment as an officer or services as a director, but only if a blackout period actually arises pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR.

A copy of the blackout trading restriction notice to directors and executive officers of the Company, which includes the information required by Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Directors and Executive Officers of Amgen Inc. regarding the Potential Complete Blackout in Transactions Involving Shares of Amgen Common Stock, dated November 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: November 9, 2011	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Notice to Directors and Executive Officers of Amgen Inc. regarding the Potential Complete Blackout in Transactions Involving Shares of Amgen Common Stock, dated November 9, 2011

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